                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                            WIT CAPITAL GROUP, INC.

                            ________________________


          FIRST:    The name of the Corporation is

                            WIT CAPITAL GROUP, INC.

          SECOND:   The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

          THIRD:    The purposes for which the Corporation is formed are to
engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:   The total number of shares of all classes of stock which the
Corporation shall have authority to issue is 90,000,000 shares, consisting of
(a) 60,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and (b) 30,000,000 shares of Preferred Stock, $.01 par value ("Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed 30,000,000. The Board of Directors of the Corporation is authorized to establish by resolution each series of Preferred Stock, and to determine the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, from time to time.

          FIFTH:    The name and mailing address of the sole incorporator of the
Corporation are as follows:

                    Morri Weinberg
                    45 Rockefeller Plaza
                    New York, N.Y.  10111

          SIXTH:    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law made by the Board of Directors.

          SEVENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation; and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

          EIGHTH:   (a) The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities and other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b) No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.
If the General Corporation Law of the State of Delaware is subsequently amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. For purposes of this Article EIGHTH, "fiduciary duty as a director" shall include any fiduciary duty arising out of serving at the Corporation's request as a director of another corporation, partnership, joint venture or other enterprise, and "personal liability to the Corporation or its stockholder"" shall include any liability to such other corporation, partnership, joint venture, trust or other enterprise, and any liability to the Corporation in its capacity as a security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise.

          IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring, certifying and acknowledging under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, and accordingly has hereunto set his hand, this 2nd day of July 1998.


                                        /s/ Morri Weinberg
                                        ------------------------------
                                          Morri Weinberg
                                          Incorporator

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                            WIT CAPITAL GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                  ___________________________________________


          WIT CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, the following resolution was adopted as of July 2, 1998 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corpora tion
Law:

          "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Certificate of Incorporation of the total authorized number of 30,000,000 shares of Preferred Stock, par value $.01 per share, of the Corporation, there shall be designated a series of 9,000,000 shares which shall be issued in and constitute a single series to be known as "Series A Preferred Stock" (hereinafter called the "Series A Preferred Stock"). The shares of Series A Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and re strictions thereof set forth below:

          1.  Dividends.  The holders of Series A Preferred Stock shall not be
              ---------
     entitled to receive dividends in any fixed amount, provided, however, that
                                                        --------  -------
     in the event that the Corporation shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock), it shall, at the same time, pay to each holder of Series A Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series A Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

          2.  Liquidation.  Upon any liquidation, dissolution or winding up of
              -----------
     the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid an amount equal to $1.00 per share, and the holders of the Series A Preferred Stock shall not be entitled to any further payment, such amounts being herein sometimes referred to as the "Liquidation Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series A Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series A Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation shall be distributed ratably to the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liqui dation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this paragraph 2.

          3.  Conversion.
              ----------

          3A  Right to Convert.  Subject to the terms and conditions of this
              ----------------
     paragraph 3, the holder of any share or shares of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred Stock so to be converted by $1.00 and dividing the result by the conversion price of $1.00 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series A Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Pre ferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

          3B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
     after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certifi cates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          3C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
     shares shall be issued upon conversion of the Series A Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series A Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

          3D.  Adjustment of Price Upon Issuance of Common Shares.  Except as
               --------------------------------------------------
     provided in subparagraph 3E hereof, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 3D(1) through 3D(7), deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock without consider ation or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, the Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the aggregate consideration received by the Corpora tion upon such issue or sale, by (y) the total number of Additional Common Shares so issued or sold. In the event that any Additional Common Shares are issued or sold without consideration, then the consideration per share shall be deemed to be $.01.

          No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

          For purposes of this subparagraph 3D, the following subparagraphs 3D(1) to 3D(7) shall also be applicable:

          3D(1).  Issuance of Rights or Options.  In case at any time the
                  -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consider ation for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convert ible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 3D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          3D(2).  Issuance of Convertible Securities.  In case the Corporation
                  ----------------------------------
     shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 3D(3) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 3D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

          3D(3).  Change in Option Price or Conversion Rate. Upon the happening
                  -----------------------------------------
     of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 3D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 3D(1) or 3D(2), or the rate at which any Convertible Securities referred to in subparagraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Con vertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 3D(1) or the rate at which any Convertible Securities referred to in subpara graph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respec-tive amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

          3D(4).  Stock Dividends.  In case the Corporation shall declare a
                  ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in subparagraph 3D(5).

          3D(5).  Subdivision or Combination of Stock.  In case the Corporation
                  -----------------------------------
     shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          3D(6).  Consideration for Stock.  In case any shares of Common Stock,
                  -----------------------
     Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. The amount of consideration deemed to be received by the Corporation pursuant to the foregoing provisions of this subparagraph 3D(6) upon any issuance and/or sale of shares of Common Stock, Options or Convertible Securities, pursuant to an established compensation plan of the Corporation, to directors, officers or employees of the Corporation in connection with their employment shall be increased by the amount of any tax benefit realized by the Corporation as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or state income or other tax liability of the Corporation shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, to-gether comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          3D(7).  Record Date.  In case the Corporation shall take a record of
                  -----------
     the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          3E.  Certain Issues of Common Stock Excepted. Anything herein to the
               ---------------------------------------
     contrary notwithstanding, the Corporation shall not make any adjustment of the Conver sion Price in the case of (i) the issuance of shares of Common Stock upon conversion of Series A Preferred Stock and (ii) the issuance of up to 2,500,000 shares of Common Stock reserved for issuance to employees, officers, directors and consultants of the Corporation pursuant to stock options granted pursuant to a plan approved by the Board of Directors of the Corporation.

          3F.  Reorganization or Reclassification.  If any capital
               ----------------------------------
     reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock) shall be made whereby each holder of a share or shares of Series A Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conver sion of such share or shares of the Series A Preferred Stock, such shares of stock, securi ties or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limita tion provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliver able upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion

     Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolida tion or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) re sulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least 66-2/3% of the shares of Series A Preferred Stock at the time outstanding) executed and mailed or delivered to each holder of shares of Series A Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

          3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
     Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3H.  Other Notices.  In case at any time:
               -------------

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the
                                                           --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determin ing rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reor ganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          3I.  Mandatory Conversion.  The Series A Preferred Stock shall be
               --------------------
     automatically converted if at any time the Corporation shall effect an initial public offering (an "Initial Public Offering") of shares of its Common Stock registered under the Securities Act of 1933, as amended, in which (i) the aggregate net proceeds to the Corporation are at least $5,000,000 and (ii) the per share price to the public is not less than $3.00 (appropriately adjusted for any stock splits, combinations or stock dividends); such conversion shall be effected at the time of and subject to the closing of the sale of such shares.

          3J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
     and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series A Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

          3K.  No Reissuance of Series A Preferred Stock.  Shares of Series A
               -----------------------------------------
     Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

          3L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of the Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock which is being converted.

          3M.  Closing of Books.  The Corporation will at no time close its
               ----------------
     transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such Series A Preferred Stock.

          3N.  Definition of Common Stock.  As used in this paragraph 3, the
               --------------------------
     term "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided,
                                                                --------
     however, that such term, when used to describe the securities receivable
     -------
     upon conversion of shares of the Series A Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation, any shares resulting from any combina tion or subdivision thereof referred to in subparagraph 3D(5), or in case of any reorganiza tion or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 3F.

          4.  Voting - Series A Preferred Stock.  Except as otherwise provided
              ---------------------------------
     by law and this Certificate of Incorporation, the holders of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters to be voted on by the share holders of the Corporation, and each holder of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series A Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

          5.  Restrictions.  At any time when shares of Series A Preferred Stock
              ------------
     are out standing, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of a majority of the outstanding Series A Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series A Preferred Stock shall vote together as a class:

               (i) the Corporation will not (y) create or authorize the creation of any additional class of shares unless the same ranks junior to or on parity with the Series A Preferred Stock as to the distribution of assets on liquidation, or (z) increase the authorized amount of the Series A Preferred Stock, or increase the authorized amount of any additional class of shares unless the same ranks junior to or on parity with the Series A Preferred Stock as to the distribution of assets on liquida tion, in each case whether any such creation or authorization or increase shall be by means of amendment of the Certificate of Incorporation, merger, consolidation or otherwise;

              (ii) the Corporation will not amend, alter or repeal the Corporation's Certificate of Incorporation or By-laws in any manner, or file any directors' resolutions pursuant to Delaware General Corporation Law containing any provision, in either case which affects the respective preferences, voting power, qualifications, special or relative rights or privileges of the Series A Preferred Stock or the holders thereof; and

              (iii) the Corporation will not declare, or set aside funds for the payment of, a cash dividend on Common Stock in contemplation of the liquidation, dissolution or winding up of the Corporation.

          6.  No Waiver.  Except as otherwise modified or provided for herein,
              ---------
     the holders of Series A Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

          7.  No Impairment.  The Corporation will not, through any
              -------------
     reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Article Fourth and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series A Preferred Stock against impairment."

          IN WITNESS WHEREOF, this Certificate of Designations has been executed by the Corporation by its President as of this 2nd day of July, 1998.


                              WIT CAPITAL GROUP, INC.


                              By  /s/ Ronald Readmond
                                  -------------------------
                                  Ronald Readmond
                                  President

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                            SERIES B PREFERRED STOCK

                                       OF

                            WIT CAPITAL GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                  ___________________________________________


          WIT CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, the following resolution was adopted as of July 2, 1998 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corpora tion
Law:

          "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Certificate of Incorporation of the total authorized number of 30,000,000 shares of Preferred Stock, par value $.01 per share, of the Corporation, there shall be designated a series of 3,000,000 shares which shall be issued in and constitute a single series to be known as "Series B Preferred Stock" (hereinafter called the "Series B Preferred Stock"). The shares of Series B Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and re strictions thereof set forth below:

          1.  Dividends.  The holders of Series B Preferred Stock shall not be
              ---------
     entitled to receive dividends in any fixed amount, provided, however, that
                                                        --------  -------
     in the event that the Corporation shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock), it shall, at the same time, pay to each holder of Series B Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series B Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

          2.  Liquidation.  Upon any liquidation, dissolution or winding up of
              -----------
     the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid an amount equal to $1.00 per share, and the holders of the Series B Preferred Stock shall not be entitled to any further payment, such amounts being herein sometimes referred to as the "Liquidation Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series B Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series B Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series B Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation shall be distributed ratably to the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liqui dation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this paragraph 2.

          3.  Conversion.
              ----------

          3A  Right to Convert.  Subject to the terms and conditions of this
              ----------------
     paragraph 3, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred Stock so to be converted by $1.00 and dividing the result by the conversion price of $1.00 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series B Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Pre ferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

          3B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
     after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certifi cates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          3C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
     shares shall be issued upon conversion of the Series B Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series B Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

          3D.  Adjustment of Price Upon Issuance of Common Shares.  Except as
               --------------------------------------------------
     provided in subparagraph 3E hereof, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 3D(1) through 3D(7), deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock without consider ation or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, the Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the aggregate consideration received by the Corpora tion upon such issue or sale, by (y) the total number of Additional Common Shares so issued or sold. In the event that any Additional Common Shares are issued or sold without consideration, then the consideration per share shall be deemed to be $.01.

          No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

          For purposes of this subparagraph 3D, the following subparagraphs 3D(1) to 3D(7) shall also be applicable:

          3D(1).  Issuance of Rights or Options.  In case at any time the
                  -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consider ation for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convert ible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 3D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          3D(2).  Issuance of Convertible Securities.  In case the Corporation
                  ----------------------------------
     shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 3D(3) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 3D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

          3D(3).  Change in Option Price or Conversion Rate. Upon the happening
                  -----------------------------------------
     of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 3D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 3D(1) or 3D(2), or the rate at which any Convertible Securities referred to in subparagraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Con vertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 3D(1) or the rate at which any Convertible Securities referred to in subpara graph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

          3D(4).  Stock Dividends.  In case the Corporation shall declare a
                  ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in subparagraph 3D(5).

          3D(5).  Subdivision or Combination of Stock.  In case the Corporation
                  -----------------------------------
     shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          3D(6).  Consideration for Stock.  In case any shares of Common Stock,
                  -----------------------
     Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. The amount of consideration deemed to be received by the Corporation pursuant to the foregoing provisions of this subparagraph 3D(6) upon any issuance and/or sale of shares of Common Stock, Options or Convertible Securities, pursuant to an established compensation plan of the Corporation, to directors, officers or employees of the Corporation in connection with their employment shall be increased by the amount of any tax benefit realized by the Corporation as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or state income or other tax liability of the Corporation shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          3D(7).  Record Date.  In case the Corporation shall take a record of
                  -----------
     the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          3E.  Certain Issues of Common Stock Excepted. Anything herein to the
               ---------------------------------------
     contrary notwithstanding, the Corporation shall not make any adjustment of the Conver sion Price in the case of (i) the issuance of shares of Common Stock upon conversion of Series B Preferred Stock and (ii) the issuance of up to 2,500,000 shares of Common Stock reserved for issuance to employees, officers, directors and consultants of the Corporation pursuant to stock options granted pursuant to a plan approved by the Board of Directors of the Corporation.

          3F.  Reorganization or Reclassification.  If any capital
               ----------------------------------
     reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least 66-2/3% of the outstanding shares of Series B Preferred Stock) shall be made whereby each holder of a share or shares of Series B Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such share or shares of the Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limita tion provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliver able upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion

     Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) re sulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least 66-2/3% of the shares of Series B Preferred Stock at the time outstanding) executed and mailed or delivered to each holder of shares of Series B Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

          3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
     Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3H.  Other Notices.  In case at any time:
               -------------

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the
                                                           --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reor ganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          3I.  Mandatory Conversion.  The Series B Preferred Stock shall be
               --------------------
     automatically converted if at any time the Corporation shall effect an initial public offering (an "Initial Public Offering") of shares of its Common Stock registered under the Securities Act of 1933, as amended, in which (i) the aggregate net proceeds to the Corporation are at least $5,000,000 and (ii) the per share price to the public is not less than $3.00 (appropriately adjusted for any stock splits, combinations or stock dividends); such conversion shall be effected at the time of and subject to the closing of the sale of such shares.

          3J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
     and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series B Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

          3K.  No Reissuance of Series B Preferred Stock.  Shares of Series B
               -----------------------------------------
     Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

          3L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of the Series B Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred Stock which is being converted.

          3M.  Closing of Books.  The Corporation will at no time close its
               ----------------
     transfer books against the transfer of any Series B Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Preferred Stock in any manner which interferes with the timely conversion of such Series B Preferred Stock.

          3N.  Definition of Common Stock.  As used in this paragraph 3, the
               --------------------------
     term "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided,
                                                                --------
     however, that such term, when used to describe the securities receivable
     -------
     upon conversion of shares of the Series B Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation, any shares resulting from any combina tion or subdivision thereof referred to in subparagraph 3D(5), or in case of any reorganiza tion or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 3F.

          4.  Voting - Series B Preferred Stock.  Except as otherwise provided
              ---------------------------------
     by law and this Certificate of Incorporation, the holders of Series B Preferred Stock shall vote together with the holders of Common Stock on all matters to be voted on by the share holders of the Corporation, and each holder of Series B Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series B Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

          5.  Restrictions.  At any time when shares of Series B Preferred Stock
              ------------
     are out standing, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of a majority of the outstanding Series B Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class:

               (i) the Corporation will not (y) create or authorize the creation of any additional class of shares unless the same ranks junior to or on parity with the Series B Preferred Stock as to the distribution of assets on liquidation, or (z) increase the authorized amount of the Series B Preferred Stock, or increase the authorized amount of any additional class of shares unless the same ranks junior to or on parity with the Series B Preferred Stock as to the distribution of assets on liquidation, in each case whether any such creation or authorization or increase shall be by means of amendment of the Certificate of Incorporation, merger, consolidation or otherwise;

              (ii) the Corporation will not amend, alter or repeal the Corporation's Certificate of Incorporation or By-laws in any manner, or file any directors' resolutions pursuant to Delaware General Corporation Law containing any provision, in either case which affects the respective preferences, voting power, qualifications, special or relative rights or privileges of the Series B Preferred Stock or the holders thereof; and

              (iii) the Corporation will not declare, or set aside funds for the payment of, a cash dividend on Common Stock in contemplation of the liquidation, dissolution or winding up of the Corporation.

          6.  No Waiver.  Except as otherwise modified or provided for herein,
              ---------
     the holders of Series B Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

          7.  No Impairment.  The Corporation will not, through any
              -------------
     reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Article Fourth and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series B Preferred Stock against impairment.

          8.  Pari Passu Treatment.  Except as and to the extent expressly set
              --------------------
     forth hereinabove, each of the Series B Preferred Stock and the Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of the Corporation shall be pari passu to the other in all respects, provided, however, that with respect to voting rights, the
     --------  -------
     holders of Series A Preferred Stock and the holders of Series B Preferred Stock shall vote as separate classes on all matters for which such holders are entitled to vote."



          IN WITNESS WHEREOF, this Certificate of Designations has been executed by the Corporation by its President as of this 2nd day of July, 1998.


                              WIT CAPITAL GROUP, INC.


                              By  /s/ Ronald Readmond
                                -----------------------
                                    Ronald Readmond
                                    President

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                           SERIES C PREFERRED STOCK

                                      OF

                            WIT CAPITAL GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   _________________________________________


           WIT CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, the following resolution was adopted as of September __, 1998 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corporation Law:

           "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Certificate of Incorporation of the total authorized number of 30,000,000 shares of Preferred Stock, par value $.01 per share, of the Corporation, there shall be designated a series of 7,445,000 shares which shall be issued in and constitute a single series to be known as "Series C Preferred Stock" (hereinafter called the "Series C Preferred Stock"). The shares of Series C Preferred Stock shares have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

          1.  Dividends.  The holders of Series C Preferred Stock shall not be
              ---------
      entitled to receive dividends in any fixed amount, provided, however, that
                                                         --------  -------
      in the event that the Corporation shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock), it shall, at the same time, pay to each holder of Series C Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series C Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

          2. Liquidation.  Upon any liquidation, dissolution or winding up of
             -----------
      the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, Series A Preferred Stock or Series B Preferred Stock, to be paid an amount equal to $1.00 per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) plus any declared and unpaid dividends (the "Series C Preferred Liquidation Preference") payable with respect to such share under Section 1 before any distributions shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series C Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series C Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of the Series C Preferred Stock shall have been paid in full the amounts to which they shall be entitled, and after the holders of the Series A Preferred Stock and the Series B Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Unless waived in writing by the holders of 66-2/3% of the Series C Preferred Stock, a consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Corporation, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a "Corporate Transaction").

           3.  Conversion.
               ----------

           3A.  Right to Convert.  Subject to the terms and conditions of this
                ----------------
      paragraph 3, the holder of any share or shares of Series C Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series C Preferred Stock so to be converted by $1.00 and dividing the result by the conversion price of $1.00 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series C Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "'Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

            3B.  Issuance of Certificates; Time Conversion Effected.  Promptly
                 --------------------------------------------------
      after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Series C Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            3C.  Fractional Shares; Dividends; Partial Conversion.  No
                 ------------------ -----------------------------
      fractional shares shall be issued upon conversion of the Series C Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series C Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

            3D.  Adjustment of Price Upon Issuance.  If and at any time or from
                 ---------------------------------
      time to time, after the Original Issuance Date for the Series C Preferred Stock and prior to the consummation of a Qualified Offering (as hereinafter defined), the Corporation shall issue or sell, or is, in accordance with subparagraphs 3D(l) through 3D(7), deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock other than Excluded Stock (as defined hereinafter) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price shall be reduced, concurrently with issue or sale, to a price equal to the price paid (or deemed to have been paid) per share for such Additional Common Shares. If the Corporation shall at any time after a Qualified Offering issue or sell, or is, in accordance with subparagraphs 3D(l) through 3D(7) below, deemed to have issued or sold, any Additional Common Shares other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price in effect immediately prior to each such issuance shall be reduced, concurrently with such issue or sale, to a price equal to the quotient obtained by dividing: (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subparagraphs 3D (1) through 3D (7) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance of Additional Common Shares, and (y) the consideration received by the Corporation upon such issuance; by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subparagraphs 3D (1) through 3D (7) below) immediately after such issuance of the Additional Comon Shares. As used herein, the term "Qualified Offering" shall mean the consummation by the Corporation of any equity financing, in a single transaction or series or related transactions, yielding aggregate gross proceeds to the Corporation of at least $15,000,000, at a price per share of at least $3.00 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences).

           No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

           For purposes of this subparagraph 3D, the following subparagraphs 3D(l) to 3D(7) shall also be applicable:

           3D(l).  Issuance of Rights or Options.  In case at any time the
                   -----------------------------
      Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible

      Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 3D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

           3D(2).  Issuance of Convertible Securities.  In case the Corporation
                   ----------------------------------
      shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 3D(3) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 3D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

           3D(3).  Change in Option Price or Conversion Rate.  Upon the
                   -----------------------------------------
      happening of any of the following events after December 31, 1998, namely, if the purchase price provided for in any Option referred to in subparagraph 3D(l), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 3D(l) or 3D(2), or the rate at which any Convertible Securities referred to in subparagraph 3D(l) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 3D(l) or the rate at which any Convertible Securities referred to in subparagraph 3D(l) or 3D(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

           3D(4).  Stock Dividends.  In case the Corporation shall declare a
                   ---------------
      dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in subparagraph 3D(5).

           3D(5).  Subdivision or Combination of Stock.  In case the Corporation
                   -----------------------------------
      shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall deduct or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

           3D(6).  Consideration for Stock.  In case any shares of Common Stock,
                   -----------------------
      Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. The amount of consideration deemed to be received by the Corporation pursuant to the foregoing provisions of this subparagraph 3D(6) upon any issuance and/or sale of shares of Common Stock, Options or Convertible Securities, pursuant to an established compensation plan of the Corporation, to directors, officers or employees of the Corporation in connection with their employment shall be increased by the amount of any tax benefit realized by the Corporation as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or state income or other tax liability of the Corporation shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

           3D(7).  Record Date.  In case the Corporation shall take a record of
                   -----------
      the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

      3E.    Excluded Stock.  As used herein, the term "Excluded Stock" shall
             --------------
      mean (i) shares of Common Stock issuable upon the exercise of stock options or stock purchase rights or as restricted stock or otherwise that have been or may be granted to officers, directors, employees or consultants of the Corporation with the approval of the Board of Directors, (ii) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, combination or split-up of Common Stock, (iii) securities issued pursuant to commercial transactions approved by the Board of Directors (including, without limitation, equipment leases or bank lines or credit), (iv) securities issued in connection with acquisitions or strategic investments or corporate partnering transactions or relationships, (v) securities issuable pursuant to the exercise of the warrants [identify], (vi) stock subscription warrants issued or issuable to Draper Fisher Jurvetson Fund V, L.P. and Draper Fisher Jurveston Partners LLC pursuant to the Series C Stock Purchase Agreement dated as of the Original Issuance Date for the Series C Preferred Stock, among the Corporation and the other signatories thereto or any shares of Series C Preferred Stock issuable upon exercise thereof, (vii) securities that have been approved for issuance or grant by the holders of a majority, by voting power, of the outstanding shares of Series C Preferred Stock or
      (viii) shares of Common Stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock.

           3F.    Reorganization or Reclassification.  If any capital
                  ----------------------------------
     reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least 66-2/3% of the outstanding shares of Series C Preferred Stock) shall be made whereby each holder of a share or shares of Series C Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such share or shares of the Series C Preferred Stock, such shares of stock securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least 66-2/3% of the shares of Series C Preferred Stock at the time outstanding) executed and mailed or delivered to each holder of shares of Series C Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

           3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
                --------------------
      Price, then and in each such case the Corporation shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

           3H.  Other Notices.  In case at any time:
                -------------

           (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

           (2) the Corporation shall offer for subscription pro rata to the
                                                            --- ----
      holders of its Common Stock any additional shares of stock of any class or other rights;

           (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

           (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

      then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

           3I.  Mandatory Conversion. Each share of Series C Preferred Stock
                --------------------
      shall be automatically converted into the number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of $1.00 and the number of shares of Series C Preferred Stock being converted by (ii) the Conversion Price, as last adjusted and then in effect, if at any time the Corporation shall effect an initial public offering (an "Initial Public Offering") of shares of its Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), hereof in which
      (i) the aggregate net proceeds to the Corporation are at least $25,000,000 and (ii) the per share price to the public is not less than $3.00 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences). Such conversion shall be effected at the time of and subject to the consummation of the Initial Public Offering and otherwise in accordance with the provisions of subparagraphs 3B and 3C hereof.

           3J.  Stock to be Reserved.  The Corporation will at all times reserve
                --------------------
      and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series C Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

           3K.  No Reissuance of Series C Preferred Stock.  Shares of Series C
                -----------------------------------------
           Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

           3L.  Issue Tax.  The issuance of certificates for shares of Common
                ---------
      Stock upon conversion of the Series C Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock which is being converted.

           3M.  Closing of Books.  The Corporation will at no time close its
                ----------------
      transfer books against the transfer of any Series C Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any
                                 ------
      shares of Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock.

           3N.  Definition of Common Stock.  As used in this paragraph 3, the
                ----------------------------
      term "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided, however, that such term, when used to describe the Securities
      ------------------
      receivable upon conversion of shares of the Series C Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation, any shares resulting from any combination or subdivision thereof referred to in subparagraph 3D(5), or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 3F.


       4.  Optional Redemption.  (a) In the event that the Corporation has not,
           -------------------
     on or before the sixth anniversary of the Original Issuance Date for the Series C Preferred Stock, consummated an initial public offering of shares of Common Stock pursuant to the Securities Act or a Corporate Transaction has not been consummated or the original purchaser of Series C Preferred Stock has not disposed of such Series C Preferred Stock, then such original holder of Series C Preferred Stock shall have the option, exercisable by written notice in accordance with the first sentence of Section 4(b) from such holder delivered to the Corporation, to cause the Corporation to redeem, and the Corporation shall (unless prohibited by law) so redeem (the "Optional Redemption") that number of shares as shall equal 50% of the shares of Series C Preferred Stock held by such holder on the seventh anniversary of the Original Issuance Date for the Series C Preferred Stock and the balance of such shares of Series C Preferred Stock on the eighth anniversary of the Original Issuance Date for the Series C Preferred Stock (each an "Optional Redemption Date"), at a redemption price per share (the "Optional Redemption Price") equal to the fair market value thereof as at the sixth anniversary of the Original Issuance Date for the Series C Preferred Stock as determined by an investment banking firm or other third party mutually designated by the Corporation and the holders of a majority of the then outstanding shares of Series C Preferred Stock.

     (b) Notice of the exercise of the redemption option pursuant to Section 4(a) shall be sent by first-class certified mail, postage prepaid and return receipt requested, or by overnight courier to the Corporation. At any time on or after the Optional Redemption Date, the holders of record of shares of Series C Preferred Stock exercising their right to Optional Redemption, shall, as to the shares of Series C Preferred Stock to be redeemed on such date, be entitled to receive payment in cash of the Optional Redemption Price with respect to such Series C Preferred Stock upon actual delivery to the Corporation or its agent of the certificate or certificates representing the shares of Series C Preferred Stock to be redeemed. If the Corporation does not have sufficient funds legally available to redeem all shares of Series C Preferred Stock to be redeemed at the Optional Redemption Date, then it shall redeem such shares pro rata (based on the portion of the aggregate Optional Redemption Price payable in respect of such shares) to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

       (c) On and after the Optional Redemption Date with respect to the shares of Series C Preferred Stock to be redeemed by the Corporation pursuant to this Section 4 on such date (unless the Corporation (i) is legally prohibited from redeeming such shares of Series C Preferred Stock as have been requested to be redeemed on such Optional Redemption Date, in which event such right shall be exercisable until the removal of such legal disability or (ii) otherwise fails to pay the Optional Redemption Price applicable thereto) all rights in respect of the shares of Series C Preferred Stock to be redeemed, except the right to review the Optional Redemption Price as herein provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

       (d) Anything contained herein to the contrary notwithstanding, the holders of shares of Series C Preferred Stock exercising their optional redemption rights under this Section 4 shall have the right, exercisable at any time up to the close of business on the applicable Optional Redemption Date, to convert all or any part of such shares into shares of Common Stock pursuant to Section 3 hereof.

       5.  Voting - Series C Preferred Stock.  Except as otherwise provided by
           ---------------------------------
     law and this Certificate of Incorporation, the holders of Series C Preferred Stock shall vote together with the holders of Series Common Stock on all matters to be voted on by the shareholders of the Corporation, and each holder of Series C Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series C Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

       6.  Restrictions.  At any time when shares of Series C Preferred Stock
           ------------
     are outstanding, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series C Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series C Preferred Stock shall vote together as a class, the Corporation will not:
     (i) authorize, create, designate or establish any class or series of capital stock ranking senior to the Series C Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of Series C Preferred Stock; (ii) sell all or substantially all of the Corporation's assets; (iii) amend the Certificate of Incorporation or By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions of the shares of Series C Preferred Stock; (iv) approve or authorize any liquidation or dissolution of the Corporation or (v) approve or authorize a Corporate Transaction.

           7.  No Waiver.  Except as otherwise modified or provided for herein,
               ---------
      the holders of Series C Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

           8.  No Impairment.  The Corporation will not, through any
               -------------
      reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Article Fourth and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series C Preferred Stock against impairment.

          IN WITNESS WHERFOF, this Certificate of Designation has been executed by the Corporation by its President as of this 17th day of September, 1998.


                                      WIT CAPITAL GROUP, INC.



                                      By: /s/ Ronald W. Readmond
                                          -------------------------
                                          Name: Ronald W. Readmond
                                          Title: President

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:29 PM 11/19/1998
                                                           981447358 - 2916664

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION


                                      OF

                            WIT CAPITAL GROUP, INC.


        WIT CAPITAL GROUP, INC., Delaware corporation (the "Corporation"), hereby certifies as follows:

1.      The current name of the Corporation is "WIT CAPITAL GROUP, INC."

2. Effective immediately, Section 2 of the Certificate of Designations, Preferences, and Rights of Series C Preferred Stock of WIT Capital Group, Inc. (the "Certificate of Designation"), is hereby amended to read in its entirety as follows:

                "2.  Liquidation.  Upon any liquidation, dissolution or winding
                    -----------
        up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, Series A Preferred Stock or Series B Preferred Stock, and pari passu with the
                                                         ---- -----
        holders of Series D Preferred Stock, to be paid an amount equal to $1.00 per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) plus any declared and unpaid dividends (the "Series C Preferred Liquidation Preference") payable with respect to such share under Section 1 pari passu with the holders of Series D Preferred Stock
                        ---- -----
        before any distributions shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series D Preferred Stock and the Series C Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Preferred Stock and Series C Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series D Preferred Stock and Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series D Preferred Stock and Series C Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of Series D Preferred Stock and Series C Preferred Stock shall have been paid in full the amounts to which they shall be entitled, and after the holders of the Series A Preferred Stock and the Series B Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock, Series C Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Unless waived in writing by the holders of 66-2/3% of the Series C Preferred Stock and Series D Preferred Stock, voting together as one class, a consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Corporation, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a "Corporate Transaction") shall be deemed to be a liquidation within the meaning of this Section 2."

3. Effective immediately, Section 3E(v) of the Certificate of Designation is amended to read in its entirety as follows:

        "(v) securities issuable upon the exercise of warrants outstanding on the Original Issuance Date."

4. Effective immediately, Section 3E(viii) is hereby amended by inserting at the end thereof "and/or Series D Preferred Stock."

5. Effective immediately, Section 3F is hereby amended by inserting at the end of the second parenthetical therein "and Series D Preferred Stock, voting together as one class" and by inserting after reference to Series C Preferred Stock in the last parenthetical therein "and Series D Preferred Stock, voting together as one class."

6. Effective immediately, Section 6 of the Certificate of Designation is hereby amended to read in its entirety as follows:

        "6.     Restrictions. At any time when shares of Series D Preferred
                ------------
        Stock and Series C Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series D Preferred Stock and Series C Preferred Stock, voting together as one class, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series D Preferred Stock and the Series C Preferred Stock shall vote together as a class, the Corporation will not: (i) sell all or substantially all of the Corporation's assets; (ii) approve or authorize any liquidation or dissolution of the Corporation or (iii) approve or authorize a Corporate Transaction. At any time when shares of Series C Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series C Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series C Preferred Stock shall vote together as a class, the Corporation will not: (i) authorize, create, designate or establish any class or series of capital stock ranking senior to the Series C Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of Series C Preferred Stock or (ii) amend the Certificate of Incorporation or By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions of the shares of Series C Preferred Stock."

7. This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware and Paragraph Sixth of the Certificate of Incorporation of the Corporation.

                                     *****

                IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 19th day of November, 1998, by its President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                        WIT CAPITAL GROUP, INC.

                                        By: /s/ Ronald Readmond
                                            ----------------------
                                            Name:  Ronald Readmond
                                            Title: President

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                            SERIES D PREFERRED STOCK

                                       OF

                            WIT CAPITAL GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   _________________________________________


           WIT CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, the following resolution was adopted as of November __, 1998 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corporation Law:

           "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Certificate of Incorporation of the total authorized number of 30,000,000 shares of Preferred Stock, par value $.01 per share, of the Corporation, there shall be designated a series of 8,000,000 shares which shall be issued in and constitute a single series to be known as "Series D Preferred Stock" (hereinafter called the "Series D Preferred Stock"). The shares of Series D Preferred Stock shares have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

          1.  Dividends.  The holders of Series D Preferred Stock shall not be
              ---------
      entitled to receive dividends in any fixed amount, provided, however, that
                                                         --------  -------
      in the event that the Corporation shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock), it shall, at the same time, pay to each holder of Series D Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series D Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends.

          2. Liquidation.  Upon any liquidation, dissolution or winding up of
             -----------
      the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, Series A Preferred Stock or Series B Preferred Stock, and pari passu
                                             ---- -----
      with the holders of Series C Preferred Stock, to be paid an amount equal to $1.50 per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) plus any declared and unpaid dividends (the "Series D Preferred Liquidation Preference") payable with respect to such share under Section 1 pari passu with the holders of Series C Preferred Stock
                      ---- -----
      before any distributions shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series D Preferred Stock and the Series C Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Preferred Stock and the Series C Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series D Preferred Stock and Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series D Preferred Stock and Series C Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of Series D Preferred Stock and Series C Preferred Stock shall have been paid in full the amounts to which they shall be entitled, and after the holders of the Series A Preferred Stock and the Series B Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock and Series C Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Unless waived in writing by the holders of 66-2/3% of the Series C Preferred Stock and Series D Preferred Stock, voting together as one class, a consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Corporation, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a "Corporate Transaction") shall be deemed to be a liquidation within the meaning of this Section 2.

           3.  Conversion.
               ----------

           3A.  Right to Convert.  Subject to the terms and conditions of this
                ----------------
      paragraph 3, the holder of any share or shares of Series D Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series D Preferred Stock so to be converted by $1.50 and dividing the result by the conversion price of $1.50 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series D Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "'Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series D Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

            3B.  Issuance of Certificates; Time Conversion Effected.  Promptly
                 --------------------------------------------------
      after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Series D Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            3C.  Fractional Shares; Dividends; Partial Conversion.  No
                 ------------------ -----------------------------
      fractional shares shall be issued upon conversion of the Series D Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series D Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D

      Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

            3D.  Adjustment of Price Upon Issuance.  If and at any time or from
                 ---------------------------------
      time to time, after the Original Issuance Date for the Series D Preferred Stock and prior to the consummation of a Qualified Offering (as hereinafter defined), the Corporation shall issue or sell, or is, in accordance with subparagraphs 3D(l) through 3D(7), deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock other than Excluded Stock (as defined hereinafter) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price shall be reduced, concurrently with issue or sale, to a price equal to the price paid (or deemed to have been paid) per share for such Additional Common Shares. If the Corporation shall at any time after a Qualified Offering issue or sell, or is, in accordance with subparagraphs 3D(l) through 3D(7) below, deemed to have issued or sold, any Additional Common Shares other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price in effect immediately prior to each such issuance shall be reduced, concurrently with such issue or sale, to a price equal to the quotient obtained by dividing: (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subparagraphs 3D (1) through 3D (7) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance of Additional Common Shares, and (y) the consideration received by the Corporation upon such issuance; by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subparagraphs 3D (1) through 3D (7) below) immediately after such issuance of the Additional Comon Shares. As used herein, the term "Qualified Offering" shall mean the consummation by the Corporation of any equity financing, in a single transaction or series or related transactions, yielding aggregate gross proceeds to the Corporation of at least $15,000,000, at a price per share of at least $3.00 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences).

           No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

           For purposes of this subparagraph 3D, the following subparagraphs 3D(l) to 3D(7) shall also be applicable:

           3D(l).  Issuance of Rights or Options.  In case at any time the
                   -----------------------------
      Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 3D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

           3D(2).  Issuance of Convertible Securities.  In case the Corporation
                   ----------------------------------
      shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 3D(3) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 3D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

           3D(3).  Change in Option Price or Conversion Rate.  Upon the
                   -----------------------------------------
      happening of any of the following events after December 31, 1998, namely, if the purchase price provided for in any Option referred to in subparagraph 3D(l), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 3D(l) or 3D(2), or the rate at which any Convertible Securities referred to in subparagraph 3D(l) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 3D(l) or the rate at which any Convertible Securities referred to in subparagraph 3D(l) or 3D(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

           3D(4).  Stock Dividends.  In case the Corporation shall declare a
                   ---------------
      dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in subparagraph 3D(5).

           3D(5).  Subdivision or Combination of Stock.  In case the Corporation
                   -----------------------------------
      shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall deduct or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

           3D(6).  Consideration for Stock.  In case any shares of Common Stock,
                   -----------------------
      Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. The amount of consideration deemed to be received by the Corporation pursuant to the foregoing provisions of this subparagraph 3D(6) upon any issuance and/or sale of shares of Common Stock, Options or Convertible Securities, pursuant to an established compensation plan of the Corporation, to directors, officers or employees of the Corporation in connection with their employment shall be increased by the amount of any tax benefit realized by the Corporation as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or state income or other tax liability of the Corporation shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

           3D(7).  Record Date.  In case the Corporation shall take a record of
                   -----------
      the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         3E.    Excluded Stock.  As used herein, the term "Excluded Stock" shall
                --------------
     mean (i) shares of Common Stock issuable upon the exercise of stock options or stock purchase rights or as restricted stock or otherwise that have been or may be granted to officers, directors, employees or consultants of the Corporation with the approval of the Board of Directors, (ii) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, combination or split-up of Common Stock, (iii) securities issued pursuant to commercial transactions approved by the Board of Directors (including, without limitation, equipment leases or bank lines or credit), (iv) securities issued in connection with acquisitions or strategic investments or corporate partnering transactions or relationships, (v) securities issuable pursuant to the exercise of warrants outstanding on the Original Issuance Date, (vi) securities that have been approved for issuance or grant by the holders of a majority, by voting power, of the outstanding shares of Series D Preferred Stock or (vii) shares of Common Stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock.

           3F.    Reorganization or Reclassification.  If any capital
                  ----------------------------------
     reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least 66-2/3% of the outstanding shares of Series D Preferred Stock and Series C Preferred Stock, voting together as one class) shall be made whereby each holder of a share or shares of Series D Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such share or shares of the Series D Preferred Stock, such shares of stock securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least 66-2/3% of the shares of Series D Preferred Stock at the time outstanding) executed and mailed or delivered to each holder of shares of Series D Preferred Stock and Series C Preferred Stock, voting together as one class, at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

           3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
                --------------------
     Price, then and in each such case the Corporation shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

           3H.  Other Notices.  In case at any time:
                -------------

           (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

           (2) the Corporation shall offer for subscription pro rata to the
                                                            --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

           (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

           (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

           then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause
     (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

           3I.  Mandatory Conversion. Each share of Series D Preferred Stock
                --------------------
     shall be automatically converted into the number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of $1.50 and the number of shares of Series D Preferred Stock being converted by (ii) the Conversion Price, as last adjusted and then in effect, if at any time the Corporation shall effect an initial public offering (an "Initial Public Offering") of shares of its Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), hereof in which (i) the aggregate net proceeds to the Corporation are at least $25,000,000 and (ii) the per share price to the public is not less than $4.50 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences). Such conversion shall be effected at the time of and subject to the consummation of the Initial Public Offering and otherwise in accordance with the provisions of subparagraphs 3B and 3C hereof.

           3J.  Stock to be Reserved.  The Corporation will at all times reserve
                --------------------
     and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series D Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

           3K.  No Reissuance of Series D Preferred Stock.  Shares of Series D
                -----------------------------------------
     Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

           3L.  Issue Tax.  The issuance of certificates for shares of Common
                ---------
     Stock upon conversion of the Series D Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Preferred Stock which is being converted.

           3M.  Closing of Books.  The Corporation will at no time close its
                ----------------
     transfer books against the transfer of any Series D Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Preferred Stock in any manner which interferes with the timely conversion of such Series D Preferred Stock.

           3N.  Definition of Common Stock.  As used in this paragraph 3, the
                ----------------------------
     term "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided,
                                                                ---------
     however, that such term, when used to describe the Securities receivable
     --------
     upon conversion of shares of the Series D Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation, any shares resulting from any combination or subdivision thereof referred to in subparagraph 3D(5), or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 3F.

           4.  Optional Redemption.  (a) In the event that the Corporation has
               -------------------
     not, on or before the sixth anniversary of the Original Issuance Date for the Series D Preferred Stock, consummated an initial public offering of shares of Common Stock pursuant to the Securities Act or a Corporate Transaction has not been consummated or the original purchaser of Series D Preferred Stock has not disposed of such Series D Preferred Stock, then such original holder of Series D Preferred Stock shall have the option, exercisable by written notice in accordance with the first sentence of
     Section 4(b) from such holder delivered to the Corporation, to cause the Corporation to redeem, and the Corporation shall (unless prohibited by law) so redeem (the "Optional Redemption") that number of shares as shall equal 50% of the shares of Series D Preferred Stock held by such holder on the seventh anniversary of the Original Issuance Date for the Series D Preferred Stock and the balance of such shares of Series D Preferred Stock on the eighth anniversary of the Original Issuance Date for the Series D Preferred Stock (each an "Optional Redemption Date"), at a redemption price per share (the "Optional

     Redemption Price") equal to the fair market value thereof as at the sixth anniversary of the Original Issuance Date for the Series D Preferred Stock as determined by an investment banking firm or other third party mutually designated by the Corporation and the holders of a majority of the then outstanding shares of Series D Preferred Stock.

           (b) Notice of the exercise of the redemption option pursuant to
     Section 4(a) shall be sent by first-class certified mail, postage prepaid and return receipt requested, or by overnight courier to the Corporation. At any time on or after the Optional Redemption Date, the holders of record of shares of Series D Preferred Stock exercising their right to Optional Redemption, shall, as to the shares of Series D Preferred Stock to be redeemed on such date, be entitled to receive payment in cash of the Optional Redemption Price with respect to such Series D Preferred Stock upon actual delivery to the Corporation or its agent of the certificate or certificates representing the shares of Series D Preferred Stock to be redeemed. If the Corporation does not have sufficient funds legally available to redeem all shares of Series D Preferred Stock to be redeemed at the Optional Redemption Date, then it shall redeem such shares pro rata (based on the portion of the aggregate Optional Redemption Price payable in respect of such shares) to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

           (c) On and after the Optional Redemption Date with respect to the shares of Series D Preferred Stock to be redeemed by the Corporation pursuant to this Section 4 on such date (unless the Corporation (i) is legally prohibited from redeeming such shares of Series D Preferred Stock as have been requested to be redeemed on such Optional Redemption Date, in which event such right shall be exercisable until the removal of such legal disability or (ii) otherwise fails to pay the Optional Redemption Price applicable thereto) all rights in respect of the shares of Series D Preferred Stock to be redeemed, except the right to review the Optional Redemption Price as herein provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

           (d) Anything contained herein to the contrary notwithstanding, the holders of shares of Series D Preferred Stock exercising their optional redemption rights under this Section 4 shall have the right, exercisable at any time up to the close of business on the applicable Optional Redemption Date, to convert all or any part of such shares into shares of Common Stock pursuant to Section 3 hereof.

           5.  Voting - Series D Preferred Stock.  Except as otherwise provided
               ---------------------------------
     by law and this Certificate of Incorporation, the holders of Series D Preferred Stock shall vote together with the holders of Common Stock on all matters to be voted on by the shareholders of the Corporation, and each holder of Series D Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series D Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

           6.  Restrictions.  At any time when shares of Series D Preferred
               ------------
     Stock and Series C Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series D Preferred Stock and Series C Preferred Stock, voting together as one class, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series D Preferred Stock and the Series C Preferred Stock shall vote together as a class, the Corporation will not: (i) sell all or substantially all of the Corporation's assets; (ii) approve or authorize any liquidation or dissolution of the Corporation or (iii) approve or authorize a Corporate Transaction. At any time when shares of Series D Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series D Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series D Preferred Stock shall vote together as a class, the Corporation will not: (i) authorize, create, designate or establish any class or series of capital stock ranking senior to the Series D Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of Series D Preferred Stock; (ii) amend the Certificate of Incorporation or By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions of the shares of Series D Preferred Stock.

           7.  No Waiver.  Except as otherwise modified or provided for herein,
               ---------
     the holders of Series D Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

           8.  No Impairment.  The Corporation will not, through any
               -------------
     reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Article Fourth and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series D Preferred Stock against impairment.

          IN WITNESS WHERFOF, this Certificate of Designation has been executed by the Corporation by its President as of this 19th day of November, 1998.


                            WIT CAPITAL GROUP, INC.



                              By: /s/ Ronald Readmond
                                  -------------------------
                                  Name:  Ronald Readmond
                                  Title: President

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 02:30 PM 12/30/1998
                                                          981508519 - 2916664

                           CERTIFICATE OF INCREASE
                         OF SERIES D PREFERRED STOCK
                          OF WIT CAPITAL GROUP, INC.

                WIT CAPITAL GROUP, INC., a Delaware corporation (the "Corporation"), acting pursuant to Section 151 of the General Corporation Law of the State of Delaware, does hereby submit the following Certificate of Increase its Series D Preferred Stock:

                DOES HEREBY CERTIFY:

                FIRST:          That, pursuant to authority conferred upon the
Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of said Corporation, said Board, acting by unanimous written action in lieu of a meeting thereof dated as of December 17, 1998, duly determined that an additional 6,666,667 shares of Preferred Stock, $.01 par value, shall be designated "Series D Preferred Stock" and to that end the Board adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series D Preferred Stock, which resolution is as follows:

                "RESOLVED, that the Board, pursuant to the authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby authorizes the designation of an additional 6,666,667 shares of preferred stock, $.01 par value, of the Corporation, as "Series D Preferred Stock" (the "Additional Series D Preferred Stock") (representing an aggregate of 14,666,667 shares of preferred stock designated as Series D Preferred Stock as of the date hereof). The Additional Series D Preferred Stock shall have such designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions as set forth in the Certificate of Incorporation of the Corporation, as amended and in effect as of the date hereof."

                SECOND:         That said determination of the designations,
preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series D Preferred Stock was duly made by the Board pursuant to the provisions of the Certificate of Incorporation of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, this Certificate of Increase has been signed by the President, and attested to by the Secretary, of the Corporation, this 20th day of December, 1998.

                                        WIT CAPITAL GROUP, INC.

                                       By: /s/ Ronald Readmond
                                           ----------------------
                                           Ronald Readmond
                                           President


ATTEST:

/s/ M. Bernard Siegel
---------------------
M. Bernard Siegel
Secretary

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 03/16/1999
                                                          991103450 - 2916664



                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                            WIT CAPITAL GROUP, INC.


          WIT CAPITAL GROUP, INC., Delaware corporation (the "Corporation"), hereby certifies as follows:

1.   FIRST:    The current name of the Corporation is "WIT CAPITAL GROUP, INC."

2.   SECOND:   The fourth paragraph of the Certificate of Incorporation of Wit
Capital Group be, and hereby is, amended by deleting (a) the reference to "90,000,000" and inserting in lieu thereof "180,000,000" (b) the reference to "60,000,000" and inserting in lieu thereof "120,000,000" and (c) both references to "30,000,000" and inserting in lieu of each thereof "60,000,000".

3.   THIRD:    The sixth paragraph of the Certificate of Designations,
Preferences and Rights of Series C Preferred Stock of the Corporation be, and hereby is, amended to delete the initial sentence thereof in its entirety.

3.   FOURTH:   The sixth paragraph of the Certificate of Designations,
Preferences and Rights of Series D Preferred Stock of the Corporation be, and hereby is, amended to delete the initial sentence thereof in its entirety.

4. FIFTH: This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware and Paragraph Sixth of the Certificate of Incorporation of the Corporation.

                                     *****

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 15 day of
                                                                 --
March, 1999, by its President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                             WIT CAPITAL GROUP, INC.


                                             By: /s/ Ronald Readmond
                                                ---------------------------
                                                Name: Ronald Readmond
                                                Title: President

ATTEST:

By: /s/ Bernard Siegel
   ----------------------------
   Name: Bernard Siegel
   Title: Secretary

                               State of Delaware

                       Office of the Secretary of State

                       ________________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "WIT CAPITAL GROUP, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MARCH, A.D. 1999, AT 4:01 O'CLOCK P.M.

                         [SEAL APPEARS HERE]

                                              /s/ Edward J. Freel
                                             -----------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:  9687280
                                                       DATE:  04-14-99

                            CERTIFICATE OF INCREASE
                          OF SERIES D PREFERRED STOCK
                          OF WIT CAPITAL GROUP, INC.


          WIT CAPITAL GROUP, INC., a Delaware corporation (the "Corporation"), acting pursuant to Section 151 of the General Corporation Law of the State of Delaware, does hereby submit the following Certificate of Increase of its Series D Preferred Stock:

          DOES HEREBY CERTIFY:

          FIRST:    That pursuant to authority conferred upon the Board of
Directors of the Corporation (the "Board") by the Certificate of Incorporation of said Corporation, said Board, acting by unanimous written action in lieu of a meeting thereof dated as of January 28 1999, duly determined that an additional 16,666,667 shares of Preferred Stock, $.01 par value, shall be designated "Series D Preferred Stock" and to that end the Board adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series D Preferred Stock, which resolution is as follows:

          "RESOLVED, that the Board, pursuant to the authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby authorizes the designation of an additional 16,666,667 shares of preferred stock, $.01 par value, of the Corporation, as "Series D Preferred Stock" (the "Additional Series D Preferred Stock") (representing an aggregate of 31,333,334 shares of preferred stock designated as Series D Preferred Stock as of the date hereof). The Additional Series D Preferred Stock shall have such designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions as set forth in the Certificate of Incorporation of the Corporation, as amended and in effect as of the date hereof."

          SECOND:   That said determination of the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series D Preferred Stock was duly made by the Board pursuant to the provisions of the Certificate of Incorporation of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Delaware.


                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:01 PM 03/16/1999
                                                          991103466 - 2916664

          IN WITNESS WHEREOF, this Certificate of Increase has been signed by the President, and attested to by the Secretary, of the Corporation this 4 day
                                                                         -
of February, 1999.

                                                  WIT CAPITAL GROUP, INC.


                                                  By: /s/ Ronald Readmond
                                                     --------------------------
                                                      Ronald Readmond
                                                      President

ATTEST:


/s/ Bernard Siegel
------------------------
M. Bernard Siegel
Secretary

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 04/08/1999
                                                           991138703 - 2916664



                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                            WIT CAPITAL GROUP, INC.


          WIT CAPITAL GROUP, INC., a Delaware corporation (the "Corporation"), hereby certifies as follows:

1.   The current name of the Corporation is "WIT CAPITAL GROUP, INC."

2. Article FOURTH of the Certificate of Incorporation of Wit Capital Group, Inc. be, and hereby is, amended by:

          (i) inserting immediately prior to the reference to "("Common Stock")" the following: "of which 159,000,000 shall be voting Common Stock"; and inserting immediately following the reference to "("Common Stock")" the following: "and 25,000,000 shall be shares of non-voting Class B Common Stock, ("Class B Common Stock")";

          (ii) deleting the reference to "180,000,000" and inserting in lieu thereof "288,000,000", deleting the reference to "120,000,000" and inserting in lieu thereof "184,000,000" and deleting the reference to "60,000,000" and inserting in lieu thereof "104,000,000"; and

          (iii) inserting at the end thereof:

     "Terms of the Common Stock and the Class B Common Stock
      ------------------------------------------------------

     (a)  Voting rights. Each outstanding share of Common Stock shall have one
          -------------
vote on all matters submitted to a vote of the stockholders. The Common Stock shall vote as a single class with the Preferred Stock.

The Class B Common Stock shall have no voting rights except (i) as may be required by the Delaware General Corporation law, (ii) such rights as may be otherwise provided in this Certificate of Incorporation and (iii) the right, as a separate class, to approve any amendment or repeal of any provision of this Certificate of Incorporation (including, without limitation, by way of a merger or consolidation of the Corporation) that would adversely affect the rights and preferences of the holders of the Class B Common Stock; provided that a merger
                                                        --------
or consolidation that (x) constitutes a Corporate Transaction and (y) in which all holders of Class B Common stock receive in such merger or consolidation the same consideration they would have received had their Class B Common Stock been converted into Common Stock immediately prior to the record date for such transaction, shall not be deemed to adversely affect the rights, preferences, privileges or voting powers of the holders of the Class B Common Stock.

     (b)  Dividend and Distributions.
          --------------------------

          (i) Subject to the provisions of this Article FOURTH, the Corporation shall not pay dividends or make distributions to any holder of Common Stock unless simultaneously with such dividend or distribution, as the case may be, the Corporation makes the same dividend or distribution with respect to each outstanding share Class B Common Stock.

          (ii) In the case of any dividend or other distribution on any share of Common Stock payable in Common Stock (including, without limitation, distributions pursuant to stock splits or divisions of Common Stock), shares of Class B Common Stock shall be distributed with respect to each outstanding share of Class B Common Stock. In each case the number of shares of Class B Common Stock payable per share Class B Common Stock shall be equal to the number of shares of Common Stock payable per share of Common Stock.

          (iii) In the case of any dividend or other distribution on any share of Common Stock consisting of other voting securities of the Corporation or of voting securities of any Subsidiary of the Corporation, the Corporation shall declare and pay each such dividend in securities of two separate classes, identical in all respects, except that: (A) the voting rights of each such security paid to the holders of Class B Common Stock shall have the same voting rights as the Class B Common Stock; (B) such security paid to the holders of the Class B Common Stock shall convert into the security paid to the holders of the Common Stock on the same terms and conditions applicable to the conversion of the Class B Common Stock into the Common Stock; and (C) with respect only to dividends or distributions of voting securities of any Person that is a Subsidiary of the Corporation, the respective voting rights of each such security paid to the holders of the Class B Common Stock shall otherwise be as comparable as is practicable to those of the Class B Common Stock.

          (iv) In the case of any dividend or distribution on any share of Common Stock consisting of securities convertible into, or exchangeable for, voting securities of the Corporation or voting securities of a Subsidiary of the Corporation, the Corporation shall declare and pay such dividend or distribution in securities of two separate classes, and provide that such convertible or exchangeable securities and the underlying securities be identical in all respects, except that (A) the voting rights of each security underlying the convertible or exchangeable security paid to the holders of Class B Common Stock shall have the same voting rights as the Class B Common Stock; and (B) such underlying securities issuable to the holders of the Class B Common Stock shall convert into the underlying securities paid to the holders of the Common Stock on the same terms and conditions applicable to the conversion of the Class B Common Stock into the Common Stock.

     (c)  Class B Common Stock to Receive Equal Treatment. The Class B Common
          -----------------------------------------------
Stock shall, with respect to any reclassification, recapitalization, stock split or similar transaction and in any merger, consolidation or share exchange, be treated in all respects identical to the Common Stock except as otherwise required by law.

     (d)  Conversion. Upon any Transfer of shares of Class B Common Stock to any
          ----------
Person other than a GS Holder such transferred shares of Class B Common Stock shall be automatically and irrevocably converted into an equal number of shares of Common Stock, and thereafter all rights of the holder of such transferred shares of Class B Common Stock as a holder of Class B Common Stock shall cease and the Person or Persons in whose name or names the certificate or certificates of Common Stock are to be issued shall be treated for all purposes as having become the holder or holders of such shares of Common Stock.

     (e)  Corporation to Reserve Shares of Common Stock for Conversion of Class
          ---------------------------------------------------------------------
          B Common Stock.
          --------------

          The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon conversion or exchange of the shares of Class B Common Stock and, as may be applicable, shares of the Series E Preferred Stock, at least such number of shares of Common Stock as is equal to the sum of (x) the number of shares of Series E Preferred Stock then outstanding or issuable upon exercise of warrants or options then outstanding or upon conversion or exchange of other securities then outstanding and (y) the number of shares of Class B Common Stock then outstanding or issuable upon exercise of warrants or options then outstanding or upon conversion or exchange of other securities then outstanding.

     (f) For purposes of this Article FOURTH, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any Person who, directly or
      ---------
     indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;

     "Common Stock Equivalent" means any security of the Corporation which is
      -----------------------
     convertible into, exercisable for or exchangeable for, directly or indirectly, Common Stock or Class B Common Stock of the Corporation, whether at the time of issuance or upon the passage of time or the occurrence of some future event;

     "Corporate Transaction" means a consolidation or merger of the Corporation
      ---------------------
     into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Corporation, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the Corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale;

     "GS Holder" means The Goldman Sachs Group, L.P. and any Affiliate of such
      ---------
     Person to which The Goldman Sachs Group, L.P., directly or indirectly, transfers Common Stock, Class B Common Stock or Common Stock Equivalents and any successive transferees thereafter that are Affiliates of The Goldman Sachs Group, L.P.;

     "Person" means any individual, corporation, partnership, limited liability
      ------
     company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof;

     "Subsidiary" of any Person means (x) a corporation a majority of whose
      ----------
     outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and (y) any other Person (other than a corporation) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or
     (ii) the power to elect or direct the election of the directors or other governing body of such Person; and

     "Transfer" means any sale or other disposition, whether voluntary or
      --------
     involuntary, of beneficial ownership of any class B Common Stock."

3. This Amendment was duly adopted by the Board of Directors of the Corporation, voting at a meeting of the Board of Directors of the Corporation held on April 1, 1999, and by a majority of the stockholders of the Corporation, voting at a special meeting of stockholders held on April 6, 1999 pursuant to Section 211 of the General Corporation Law of the State of Delaware.

                                     *****

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 8/th/ day of April, 1999, by its President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                   WIT CAPITAL GROUP, INC



                                   By:  /s/ Ronald Readmond
                                        -----------------------------
                                        Name: Ronald Readmond
                                        Title: President & Co. CEO
                                               April 7, 1999

ATTEST:

By: /s/ Bernard Siegel
    ---------------------------
    Name: M. Bernard Siegel
    Title: Secretary

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                           SERIES E PREFERRED STOCK

                                      OF

                            WIT CAPITAL GROUP, INC.

                       (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                         ____________________________

          WIT CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation, the following resolution was adopted as of April 1, 1999 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corporation Law.

          "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Certificate of Incorporation of the total authorized number of 104,000,000 shares of Preferred Stock, par value $.01 per share, of the Corporation, there shall be designated a series of 24,938,870 shares which shall be issued in and constitute a single series to be known as "Series E Preferred Stock" (hereinafter called the "Series E Preferred Stock"). The shares of Series E Preferred Stock have the vesting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

          1.   Dividends. The holders of Series E Preferred Stock shall not be
               ---------
     entitled to receive dividends in any fixed amount, provided, however, that
                                                        --------  -------
     in the event that the Corporation shall at any time pay a dividend on the Common Stock and, if any shares of Class B Common Stock are then outstanding, Class B Common Stock (other than a dividend payable solely in shares of Common Stock or Class B Common Stock), it shall, at the same time, pay to each holder of Series E Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series E Preferred Stock held by such holder had been converted into Class B Common Stock or, upon or after a Qualifying Transfer (as defined in
     Section 3A below), Common Stock on the date of determination of holders of Common Stock and Class B Common Stock entitled to receive such dividends; and provided, further, that so long as any shares of the
         --------  -------
     Series E

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:31 PM 04/08/1999
                                                          991138717 - 2916664

Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment on the Series C Preferred Stock, the Series D Preferred Stock or any other Preferred Stock of the Corporation of any series ranking, as to dividends, junior to or on a parity with the Series E Preferred Stock, unless a dividend shall be paid at the same time to each holder of Series E Preferred Stock, in an amount such that the holders of such other series of Preferred Stock, on the hand, and the holders of Series E Preferred Stock, on the other, receive dividends in the same relative proportions that each would have received had all such shares of Preferred Stock been converted into Common Stock and/or Class B Common Stock immediately prior to the declaration of a dividend on such Preferred Stock.

     2.   Liquidation. Upon any liquidation, dissolution or winding up of the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Series E Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, Class B Common Stock, Series A Preferred Stock or Series B Preferred Stock, and pari passu with the holders of Series D Preferred
                              ---- -----
Stock and Series C Preferred Stock, to be paid an amount equal to $1.50 per share (approximately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) plus any declared and unpaid dividends (the "Series E Preferred Liquidation Preference") payable with respect to such share under Section 1 pari passu with
                                                                ---- -----
the holders of Series D Preferred Stock and Series C Preferred Stock before any distributions shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Common Stock, the Class B Common Stock or any other class of capital stock of the Corporation ranking junior to the Series E Preferred Stock, the Series D Preferred Stock and the Series C Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Preferred Stock, the Series D Preferred Stock and the Series C Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Series E Preferred Stock, Series D Preferred and Series C Preferred Stock in proportion to the amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock shall have been paid in full the amounts to which they shall be entitled, and after the holders of the Series A Preferred Stock and the Series B Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of Common Stock and Class B Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock and the Common Stock and Class B Common Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Corporation. Unless waived in writing by the holders of 66-2/3% of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as one class, a consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Corporation, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a "Corporate Transaction") shall be deemed to be a liquidation within the meaning of this Section 2.

          3.   Conversion.
               ----------

          3A.  Right to Convert. Subject to the terms and conditions of this
               ----------------
     paragraph 3, the holder of any share or shares of Series E Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series E Preferred Stock into such number of fully paid and nonassessable whole shares of Class B Common Stock or, upon and after a Qualifying Transfer (as defined in this paragraph 3A), shares of Common Stock, as is obtained by multiplying the number of shares of Series E Preferred Stock so to be converted by $1.50 and dividing the result by the conversion price of $1.50 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series E Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Preferred Stock into Class B Common Stock or Common Stock, as the case may be, and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series E Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Class B Common Stock or Common Stock, as the case may be, shall be issued. If at any time after the original issuance of the Series E Preferred Stock, Beneficial Ownership of shares of Series E Preferred Stock are sold or otherwise transferred to a Person other than a GS Holder (as defined in the Third Amended and Restated Stockholders Agreement (the

     "Stockholders Agreement"), dated as of April 8, 1999, among the Corporation and the signatories listed therein, each such transfer, a "Qualifying Transfer"), then such shares of Series E Preferred Stock shall thereafter, without any further action on the part of such holder, be convertible, subject to the other terms and conditions of this paragraph 3, into whole shares of Common Stock and the holder of record of such shares of Series E Preferred Stock (whether or not such holder is also the Beneficial Owner thereof) shall be deemed to be the holder of record of Shares of Series E Preferred Stock convertible, subject to the terms and conditions of this paragraph 3, into shares of Common Stock, notwithstanding that certificates evidencing such shares of Series E Preferred Stock shall not have been registered in the name of the transferee thereof or shall not have been delivered to such transferee. For purposes of this paragraph (3), "Beneficially Owned" or "Beneficial Ownership" shall have the meaning ascribed to such terms in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, provided, however, that for the purposes
                                       --------  -------
     of calculating the number of shares Beneficially Owned by The Goldman Sachs Group, L.P. or the GS Holders and their Controlled Affiliates (as such terms are defined in the Stockholders Agreement), there shall be excluded from such calculation any shares Beneficially Owned by a Controlled Affiliate of The Goldman Sachs Group, L.P. or any other GS Holder that are held (i) for the account of a registered investment company advised by The Goldman Sachs Group, L.P. or any of its Controlled Affiliates, (ii) in an account with respect to which The Goldman Sachs Group, L.P. or any of its Controlled Affiliates has investment or voting discretion or (iii) in a fiduciary capacity for others.

          3B.  Issuance of Certificates: Time Conversion Effected. Promptly
               --------------------------------------------------
     after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Series E Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Class B Common Stock, or Common Stock, as the case may be, issuable upon the conversion of such share or shares of Series E Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class B Common Stock, as the case may be, shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

     3C.  Fractional Shares: Dividends: Partial Conversion. No fractional shares
          ------------------------------------------------
shall be issued upon conversion of the Series E Preferred Stock into Class B Common Stock or Common Stock, as the case may be, and the number of the shares of Class B Common Stock or Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series E Preferred Stock so converted or the Class B Common Stock issued upon such conversion. In case the number of shares of Series E Preferred Stock represented the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate for the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

     3D.  Adjustment of Price Upon Issuance. If and at any time or from time to
          ---------------------------------
time, after the Original Issuance Date for the Series E Preferred Stock and Prior to the consummation of a Qualified Offering (as hereinafter defined), the Corporation shall issue or sell, or is, in accordance with subparagraphs 3D(1) through 3D(7), deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock other than Excluded Stock (as defined hereinafter) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price shall be reduced, concurrently with issue or sale, to a price equal to the price paid (or deemed to have been paid) per share for such Additional Common Shares. If the Corporation shall at any time after a Qualified Offering issue or sell, or is, in accordance with subparagraphs 3D(1) through 3D(7) below, deemed to have issued or sold, any Additional Common Shares other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the Conversion Price in effect immediately prior to each such issuance shall be reduced, concurrently with such issue or sale, to a price equal to the quotient obtained by dividing: (A) an amount equal to the sum of
(x) the total number of shares of Common Stock outstanding (including any shares deemed to have been issued pursuant to subparagraphs 3D(1) through 3D(7) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance of Additional Common Shares, and (y) the consideration received by the Corporation upon such issuance: by (B) the total number of shares of Common Stock outstanding (including any shares deemed to have been issued pursuant to subparagraphs 3D(1) through 3D(7) below) immediately after such issuance of the Additional Common Shares. As used herein, the term "Qualified Offering" shall mean the consummation by the Corporation of any equity financing, in a single transaction or series or related transactions, yielding aggregate gross proceeds to the Corporation of at least $15,000,000 at a price per share of at least $3.00 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences).

     No adjustment of the Conversion Price, however, shall be made in an amount less than $0.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

     For purposes of this subparagraph 3D, the following paragraphs 3D(1)to 3D(7) shall also be applicable:

     3D(1).    Issuance of Rights or Options. In case at any time the
               -----------------------------
Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any option for the purchase of, Common Stock or Class B Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issued upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 3D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

     3D(2).    Issuance of Convertible Securities. In case the Corporation shall
               ----------------------------------
in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 3D(3) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 3D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

     3D(3).  Change in Option Price or Conversion Rate. Upon the happening of
             -----------------------------------------
any of the following events after the original date of issuance of Series E Preferred Stock, namely, if the purchase price provided for in any Option referred to in subparagraph 3D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 3D(1) or 3D(2), or the rate at which any Convertible Securities referred to in subparagraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 3D(1) or the rate at which any Convertible Securities referred to in subparagraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common

Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

     3D(4). Stock Dividends. In case the Corporation shall declare a dividend or
            ---------------
make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in subparagraph 3D(5).

     3D(5). Subdivision or Combination of Stock. In case the Corporation shall
            -----------------------------------
at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     3D(6). Consideration for Stock. In case any shares of Common Stock, Options
            -----------------------
or Convertible Securities shall be issued or sold for cash, the consideration received shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. The amount of consideration deemed to be received by the Corporation pursuant to the foregoing provisions of this subparagraph 3D(6) upon any issuance and/or sale of shares of Common Stock, Options or Convertible Securities, pursuant to an established compensation plan of the Corporation, to directors, officers or employees of the Corporation in connection with their employment shall be increased by the amount of any tax benefit realized by the Corporation as a result of such issuance and/or sale, the amount of any tax benefit being the amount by which the Federal and/or state income or other liability of the Corporation shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation together comprising one Integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     3D(7). Record Date. In case the Corporation shall take a record of the
            -----------
holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     3E. Excluded Stock. As used herein, the term "Excluded Stock" shall mean
         --------------
(i) shares of Common Stock issuable upon the exercise of stock options or stock purchase rights or as restricted stock or otherwise that have been or may be granted to officers, directors, employees or consultants of the Corporation with the approval of the Board of Directors, (ii) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, combination or split-up of Common Stock, (iii) securities issued pursuant to commercial transactions approved by the Board of Directors (including without limitation, equipment leases or bank lines or credit), (iv) securities issued in connection with acquisitions or strategic investments or corporate partnering transactions or relationships, (v) securities issuable pursuant to the exercise of warrants outstanding on the Original Issuance Date, (vi) securities that have been approved for issuance or grant by the holders of a majority of the outstanding shares of Series E Preferred Stock or (vii) shares of Common Stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

     3F.  Reorganization or Reclassification. If any capital reorganization or
          ----------------------------------
reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of the consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least 66-2/3% of the outstanding shares of Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock, voting together as one class) shall be made whereby each holder of a share or shares of Series E Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class B Common Stock or Common Stock of the Corporation immediately theretofore receivable upon the conversion of such share or shares of the Series E Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification); provided that with respect to any outstanding shares of
                        --------
     Series E Preferred Stock that have not been the subject of a Qualifying Transfer, the holder of such shares shall have the right to elect, in respect of any shares of stock or other securities as may be issued or payable in lieu of Common Stock or Class B Common Stock as aforesaid, to receive only shares or securities having no greater voting rights than that of the Series E Preferred Stock. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of the Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least 66-2/3% of the shares of Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock, voting together as one class, at the time outstanding) executed and mailed or delivered to each holder of shares of Series E Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stocks, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

          3G. Notice of Adjustment. Upon any adjustment of the Conversion Price,
              --------------------
     then, and in each such case the Corporation shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series E Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment,setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     3H.  Other Notices. In case at any time:
          -------------

     (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

     (2)  the Corporation shall offer for subscription pro rata to the holders
                                                       --- ----
of its Common Stock any additional shares of such stock of any class or other rights;

     (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

     (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series E Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause(a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     3I.  Mandatory Conversion.  Each share of Series E Preferred Stock shall
          --------------------
be automatically converted into the number of shares of Class B Common Stock (or, after a Qualifying Transfer, Common Stock) equal to the quotient obtained by dividing (i) the product of $1.50 and the number of shares of Series E Preferred Stock being converted by (ii) the Conversion Price, if at any time the Corporation shall effect an initial public offering (a "Qualified Public Offering") of shares of its Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), hereof in which (i) the aggregate net proceeds to the Corporation are at lease $25,000,000 and (ii) the per share price to the public is not less than $4.50 (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences). Such conversion shall be effected at the time of and subject to the consummation of the Qualified Public Offering and otherwise in accordance with the provisions of subparagraphs 3B and 3C hereof.

          3J.  Stock to be Reserved. The Corporation will at all times reserve
               --------------------
     and keep available out of its authorized but unissued Class B Common Stock and Common Stock solely for the purpose of issuance upon the conversion of the Series E Preferred Stock as herein provided, such number of shares of Class B Common Stock and Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Preferred Stock. All shares of Class B Common Stock or Common Stock, as the case may be, which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes liens and charges arising out of or by reason of the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of each of the Class B Common Stock and the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Class B Common Stock and Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Class B Common Stock Common Stock, as the case may be, of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Class B Common Stock or Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series E Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Corporation's Certificate of Incorporation.

          3K.  No Reissuance of Series E Preferred Stock. Shares of Series E
               -----------------------------------------
     Preferred Stock that are converted into shares of Class B Common Stock or Common Stock as provided herein shall not be reissued.

          3L.  Issue Tax. The issuance of certificates for shares of Class B
               ---------
     Common Stock or Common Stock, as the case may be, upon conversion of the Series E Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Preferred Stock which is being converted.

     3M.  Closing of Books.  The Corporation will at no time close its transfer
          ----------------
books against the transfer of any Series E Preferred Stock or of any shares of Class B Common Stock or Common stock issued or issuable upon the conversion of any shares of Series E Preferred Stock in any manner which interferes with the timely conversion of such Series E Preferred Stock.

     3N.  Definition of Common Stock. As used in this paragraph 3, the term
          --------------------------
 "Common Stock" shall mean and include the Corporation's authorized Common
Stock and Class B Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided however, that such term,
                                              --------
when used to describe the Securities receivable upon conversion of shares of the Series E Preferred Stock of the Corporation and when used in paragraph 5, shall include only shares designated as Class B Common Stock or designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation, any shares resulting from any combination or subdivision thereof referred to in subparagraph 3D(5), or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 3F.

     4.   Optional Redemption. (a) In the event that the Corporation has not, on
          -------------------
or before the sixth anniversary of the Original Issuance Date for the Series E Preferred Stock, consummated an initial public offering shares of Common Stock pursuant to the Securities Act or a Corporate Transaction has not been consummated or the original purchaser of Series E Preferred Stock has not disposed of such Series E Preferred Stock, then such original holder of Series E Preferred Stock shall have the option, exercisable by written notice in accordance with the first sentence of Section 4(b) from such holder delivered to the Corporation, to cause the Corporation to redeem, and the Corporation shall (unless prohibited by law) so redeem (the "Optional Redemption") that number of shares as shall equal 50% of the shares of Series E Preferred Stock held by such holder on the seventh anniversary of the Original Issuance Date for the Series E Preferred Stock and the balance of such shares of Series E Preferred Stock on the eighth anniversary of the Original Issuance Dates for the Series E Preferred Stock (each an "Optional Redemption Date"), at a redemption price per share (the "Optional Redemption Price") equal to the fair market value thereof as at the sixth anniversary of the Original Issuance Date for the Series E Preferred Stock as determined by an investment banking firm or other third party mutually designated by the Corporation and the holders of a majority of the then outstanding shares of Series E Preferred Stock.

          (b)  Notice of the exercise of the redemption option pursuant to
     Section 4(a) shall be sent by first-class certified mail, postage prepaid and return receipt requested, or by overnight courier to the Corporation. At any time on or after the Optional Redemption Date, the holders of record of shares of Series E Preferred Stock exercising their right to Optional Redemption, shall, as to the shares of Series E Preferred Stock to be redeemed on such date, be entitled to receive payment in cash of the Optional Redemption Price with respect to such Series E Preferred Stock upon actual delivery to the Corporation or its agent of the certificate or certificates representing the shares of Series E Preferred Stock to be redeemed. If the Corporation does not have sufficient funds legally available to redeem all shares of Series E Preferred Stock to be redeemed at the Optional Redemption Date, then it shall redeem such shares pro rata (based on the portion of the aggregate Optional Redemption Price payable in respect of such shares) to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

          (c) On and after the Optional Redemption Date with respect to the shares of Series E Preferred Stock to be redeemed by the Corporation pursuant to this Section 4 on such date (unless the Corporation (i) is legally prohibited from redeeming such shares of Series E Preferred Stock as have been requested to be redeemed on such Optional Redemption Date, in which event such right shall be exercisable until the removal of such legal disability or (ii) otherwise fails to pay the Optional Redemption Price applicable thereto) all rights in respect of the shares of Series E Preferred Stock to be redeemed, except the right to review the Optional Redemption Price as herein provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation,

          (d) Anything contained herein to the contrary notwithstanding, the holders of shares of Series E Preferred Stock exercising their optional redemption rights under this Section 4 shall have the right, exercisable at any time up to the close of business on the applicable Optional Redemption Date, to convert all or any part of such shares into shares of Common Stock pursuant to Section 3 hereof.

          5.   Voting - Series E Preferred Stock. Except as otherwise provided
               ---------------------------------
     by law and this Certificate of Incorporation, the holders of Series E Preferred Stock shall have no voting rights other than the right to vote on any matter on which the holders of Class B Common Stock are entitled to vote. Notwithstanding the foregoing, from and after a Qualifying Transfer, holders of shares of Series E Preferred Stock that are thereafter convertible into shares of Common Stock shall have the right to vote on any matter on which the holders of Common Stock are entitled to vote. With respect to the voting rights of the holders of the Series E Preferred Stock pursuant to the preceding two sentences, each holder of Series E Preferred Stock shall be entitled to one vote for each share of Class B Common Stock or Common Stock, as the case may be, that would be issuable to such holder upon the conversion of all shares of Series E Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote and they shall vote together as a class with the Class B Common Stock, as the case may be.

     6.   Further Restrictions. At any time when shares of Series E Preferred
          --------------------
Stock are outstanding, and in addition to any other vote of the holders of Series E Preferred Stock required by law or by the Certificate of Incorporation, without the prior consent of the holders of 66-2/3% of the outstanding Series E Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series E Preferred Stock shall vote together as a class, the Corporation will not: (i) authorize, create, designate, establish or issue any class or series of capital stock ranking senior to the Series E Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of Series E Preferred Stock; or (ii) amend, alter or repeal, whether by merger, consolidation or otherwise, the Certificate of Incorporation or By-Laws of the Corporation or the Resolutions contained in this Certificate of Designations of the Series E Preferred Stock and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference privilege or voting power of the Series E Preferred Stock, or which would increase the amount of authorized shares of the Series E Preferred Stock, or of any other series of preferred stock ranking senior to the Series E Preferred Stock, with respect to the payment of dividends (whether or not such series of preferred stock is cumulative or noncumulative as to payment of dividends) or liquidation, provided that a merger or consolidation (i) that constitutes a
             --------
Corporate Transaction, and (ii) in which all holders of Preferred Stock receive in such merger or consolidation the same consideration they would have received had their Preferred Stock been converted into Common Stock and/or Class B Common Stock immediately prior to the record date for such transaction, shall not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Series E Preferred Stock.

     7.   No Waiver. Except as otherwise modified or provided for herein, the
          ---------
holders of Series E Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

     8.   No Impairment. The Corporation will not, through any reorganization,
          -------------
transfer of assets, merger, dissolution, issue or sale of securities on any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Article Fourth and in the taking of all such aution as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series E Preferred Stock against impairment.

          IN WITNESS WHEREOF, this Certificate of Designation has been executed by the Corporation by its Chief Financial Officer as of this 1st day of April 1999.


                                             WIT CAPITAL GROUP, INC.

                                             By: /s/ M. Bernard Siegel
                                                ------------------------
                                                Name: M. Bernard Siegel
                                                Title: Chief Financial Officer